Exhibit 10.2

FIRST AMENDMENT TO PAPER PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO PAPER PURCHASE AGREEMENT (this “Amendment”), dated as of June 20, 2013, is made by and between Boise White Paper, L.L.C., a Delaware limited liability company (“Boise”), and OfficeMax Incorporated, a Delaware corporation (“OfficeMax”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Agreement (as defined below).
RECITALS:
WHEREAS, the parties entered into that certain Paper Purchase Agreement (the “Agreement”), dated as of June 25, 2011, pursuant to which Boise agreed to sell to OfficeMax certain paper products and OfficeMax agreed to buy from Boise certain paper products; and
WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.
AGREEMENT:
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment to Agreement. As of the date hereof, the Agreement shall be amended as follows:

1.1.Section 1 of Exhibit A of the Agreement is amended by deleting subsection 1.c., and substituting the following subsection 1.c and subsection 1.d: *****

2.Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Agreement are intended or implied by this Amendment, and in all other respects the Agreement is hereby ratified, restated and confirmed by all parties hereto and shall remain in full force and effect. To the extent that any provision of the Agreement conflicts with any provision of this Amendment, the provision of this Amendment shall control.

3.Governing Law. The validity, interpretation and enforcement of this Amendment whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of Delaware, without giving effect to its conflict of law principles.

4.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
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Omitted material is indicated by *****, pursuant to a Confidential Treatment Request. Omitted material has been filed separately with the Securities and Exchange Commission.

5.Counterparts. This Amendment may be executed in separate counterparts (including by means of facsimile or electronic transmission), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

6.Delivery by Facsimile or Electronic Transmission. This Amendment, to the extent signed and delivered by means of a facsimile machine or electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Paper Purchase Agreement as of the date first written above.

OFFICEMAX INCORPORATED

By: /s/ Ron Lalla
Name: Ron Lalla
Title: EVP, Chief Merchandising Officer

BOISE WHITE PAPER, L.L.C.

By: /s/ Judith M. Lassa
Name: Judith M. Lassa
Title: EVP, Chief Operating Officer

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